CURRENT REPORT
                           FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 13, 2002
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             ISEMPLOYMENT.COM, INC.
          -------------------------------------------------------------
              Exact name of registrant as specified in its charter)

                             MAGICAL MARKETING INC.
                           --------------------------
                           (Former name of Registrant)

      Wyoming                       000-28611                    86-0970152
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
  incorporation)

            203 - 380 Pelissier Street, Windsor Ontario Canada N9A6W8
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  519-258-8318
               --------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

1.1 As the result of an Agreement and Plan of Reorganization with Idoleyez.com, LLC ("Idoleyez"), Isemployment.com issued 20,000,000 common shares in exchange for 100% of the issued and outstanding Units of Idoleyez. Mr. Gerry Belanger has also retired 6,000,000 Class B Multiple Voting Shares. Unit Holders of Idoleyez have become the majority shareholder as a result of this transaction.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

2.1 The Company entered into Agreement and Plan of Reorganization with Idoleyez.com, LLC ("Idoleyez"), a California Limited Liability Company and high-end eyecare enterprise. As a result of this agreement Isemployment.com acquired 100% of the issued and outstanding Units of Idoleyez.

                                    EMPLOYEES

The Company current has 5 employees.

Thom Hayward, President

Thom has over 20 years of experience in the SF Bay Area as a creative and sales professional. His specialty fields include technology marketing, new media, and advertising. He has a degree in graphic design from California College of Crafts & Arts, and a degree in Architecture from UC Berkeley. Thom has also received certificates in Business and Advertising from UC Berkeley Extension.

Neal Ho, VP of Business and Product Development

Neal has 18 years of retail management experience, leading merchandising, product development, and marketing efforts for The Discovery Channel Store, Macy's, and Home Chef Corporation. Neal's contribution also includes his stake in a family-managed optical factory in China, where he extracts and brings new and efficient manufacturing process knowledge to IdolEyez. Neal has a B.A. in International Business from UC Berkeley.

Janet Tumpich, V.P. of Retail Operations and Corporate Services

For the last 20 years, Janet has established herself as a leader in incorporating emerging digital media into traditional corporate marketing departments. Companies Janet has successfully helped transform into the 21st century in terms of marketing services include software giants like Broderbund, The Learning Company and Mindscape. Janet's capabilities have resulted in more streamlined and disciplined operations of the marketing process, which in turn saved time and money.

Mike Dyslin, Director of Technology

Mike has 20 years of progressive professional experience in Information Systems Management. He has provided technical leadership and project management skills for start-up companies during their growth phases. Mike's other areas of expertise include ERP implementation, call centers, and web applications.

                                   LITIGATION

There is no outstanding material litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

                             EXECUTIVE COMPENSATION

NONE.

                              RELATED TRANSACTIONS

Transactions with Management and Related Transactions:

NONE.

                           INDEBTEDNESS OF MANAGEMENT

No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts by any financing received by the Company.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

NONE.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NONE.


ITEM 5.     OTHER EVENTS

NONE.


ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS


ITEM 7.     FINANCIAL STATEMENTS

It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.


ITEM 8.     CHANGE IN FISCAL YEAR

NONE.

                                    EXHIBITS

1.1 Agreement and Plan of Reorganization between Isemployment.com, Inc. and Idoleyez.com, LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Isemployment.com, Inc.

By:      /s/ Gerry Belanger
         ----------------------------
             Gerry Belanger, Director

Dated:  November 13, 2002